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                                                                    EXHIBIT 10.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re                                        ) Chapter 11
                                             )
MARINER POST-ACUTE                           ) Case No. 00-00113 (MFW)
NETWORK, INC.,                               )
A Delaware corporation,                      )(Jointly Administered
                                             ) Case Nos. 00-00113 (MFW)
and affiliates,                              ) through   00-00214 (MFW)
                                             ) inclusive)
               Debtors.

                     ORDER APPROVING ASSUMPTION OF UNEXPIRED
                      LEASES AND LEASE AMENDMENT AGREEMENT
                     WITH MID-SOUTH HEALTH CARE ASSOCIATES

     Upon review and consideration of the motion dated March 7, 2000 (the "Motion"), filed by Mariner Post-Acute Network, Inc. ("MPAN") and National Heritage Realty, Inc. ("NHR" (MPAN and NHR being hereinafter referred to collectively as the "Debtors"), for an Order Approving the Assumption by the Debtors of the Leases (1) and the Lease Amendment Pursuant to section 365 of the Bankruptcy Code, 11 U.S.C. Section 365, all as more fully set forth in the Motion; and the Court having jurisdiction to consider the Motion and the relief requested therein in accordance with 28 U.S.C. Sections 157 and 1334; and notice of the motion having been given to the United States Trustee for the District of Delaware, counsel to the Official Committee of

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(1) Capitalized terms used in this Order which are not defined in this Order



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Unsecured Creditors, Chase Manhattan Bank and its counsel, in its capacity as
Agent for the Debtors' senior secured prepetition lenders and as Agent for the Debtors' postpetition debtor in possession lenders; the Internal Revenue Service; the Office of the United States Attorney; the United States Department of Justice; Mid-South Health Care Associates; and all parties that are on the Debtors' general service list pursuant to this Court's prior order limiting notice, and it appearing that such notice is adequate and that no other or further notice need to provided; and the Court having determined that the relief sought in the Motion is in the best interests of the Debtors, their creditors, and all parties in interest; and upon the Motion and all of the proceedings had before the court; and sufficient cause appearing therefore;

                   NOW, THEREFORE, IT IS HEREBY ORDERED that:

                   1. The Motion is GRANTED.
                   2. There are no defaults under the leases or the Lease Amendment, other than defaults of a type which are rendered unenforceable by section 365(b) of the Bankruptcy Code, 11 U.S.C. Section 365(b);
                   3. The assumption of the leases and the Lease Amendments under section 365 of the Bankruptcy Code is hereby approved.
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have the meaning specified in the Motion

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                   4. The assumption of the Leases pursuant to this Order shall not in any way affect or impair the Debtors' right to hereafter assign and sell the Leases pursuant and subject to the provisions of the Bankruptcy Code, including without limitation, section 365 of the Bankruptcy Code.


DATED:  March 30, 2000

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                                           United States Bankruptcy Judge


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